UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 20, 2010

IX ENERGY HOLDINGS, INC.
 (Exact Name of Registrant as Specified in Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

333-151381	36-4620445

(Commission File Number)	(I.R.S. Employer Identification No.)

711 Third Avenue, 12th Floor, New York, New York 10017
(Address of principal executive offices) (zip code)

(212) 682-5068
 (Registrant's telephone number, including area code)

Copies to:
Sunny J. Barkats, Esq.
JSBarkats, PLLC
100 Church Street, 8th Floor
New York, New York 10007
Phone: (646) 502-7001
Fax: (646) 607-5544

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On August 20, 2010,  IX Energy Holdings, Inc. (OTCBB: IXEH.OB) intends to file a Form 15 with the Securities and Exchange Commission (the “SEC”) to terminate the registration of its common stock under Section 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  As a result, the Company will cease to file current and periodic reports with the SEC. The Company is eligible to deregister its common stock because it has fewer than 300 shareholders on record.

This decision was made by the Company’s Board of Directors.  The factors considered by the Board in arriving at this decision include, among other things, the difficult economic environment, the high demands on the time of the Company’s management arising from compliance with the Company’s Exchange Act reporting obligations and the provisions of the Sarbanes-Oxley Act of 2002, and the substantial cost savings the Company expects to realize from deregistration.

The Company is taking this action voluntarily and not based on its receipt of any notice indicating that the Company failed to satisfy any Exchange Act rule or applicable listing standard.

As of the date of the filing of the Form 15, the Company’s obligation to file reports under the Securities Exchange Act, including Forms 10-K, 10-Q and 8-K, will be immediately suspended. Other filing requirements will terminate upon the effectiveness of the deregistration under Section 12(g) of the Exchange Act, which is expected to occur 90 days after the filing of the Form 15.

The Company will notify the OTC Bulletin Board (the “OTCBB”) of its decision to terminate its reporting obligations under the Exchange Act.  As a result, the Company’s shares will not continue to be quoted on the OTCBB.  The Company expects that, following delisting, its shares will be quoted on the Pink Sheets, LLC (“Pink Sheets”), an electronic network through which participating broker-dealers can make markets, and enter orders to buy and sell shares of companies.  However, no registered broker-dealer that currently makes a market in the Company’s shares has yet indicated an intention to sponsor the Company's shares on the Pink Sheets, or to act as a market maker, if the Company is delisted.  Although, the Company does anticipate that there will be market makers for the Company's shares following delisting, it can provide no assurance that any broker will continue to make a market in the Company’s shares, or that the Company’s shares will continue to be quoted on the Pink Sheets or on any other forum.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IX Energy Holdings, Inc.

Dated: August 20, 2010	By	/s/Steven Hoffman
Name: Steven Hoffman
Title: Chief Executive Officer